Corporate Headquarters: 1475 South Bascom Avenue, Suite 101, Campbell, CA  95008

Westinghouse Solar Stock to Begin Trading on OTCQB Market

Westinghouse Solar and CBD Energy Provide
Merger Status Update

Merger Completion Targeted for Q1 2013

Campbell, CA, September 5th, 2012 – Westinghouse Solar, Inc. (WEST), a designer and manufacturer of integrated rooftop solar power systems, and CBD Energy Ltd., (ASX:CBD), a diversified renewable energy company, today gave an update on their previously announced merger and stock listing.

Westinghouse Solar received notice from the NASDAQ Hearings Panel that the company’s shares will cease trading on the NASDAQ Capital Market as of the open of trading on Thursday, September 6, 2012. At that time, the company’s shares will begin trading on the OTCQB Marketplace and will continue to trade under the symbol WEST.

As a result of the NASDAQ determination to cease listing its shares, the company has decided that it will not seek shareholder approval for a reverse stock split, and is cancelling its previously announced special shareholder meeting of shareholders that was scheduled for September 13th.

 “While we valued our status as a listed company on the NASDAQ stock market, we accept the decision of the Hearings Panel, and will be continuing to focus our efforts and resources on running the business and completing our merger with CBD,” said Margaret Randazzo, CEO of Westinghouse Solar.

CBD Managing Director & CEO, Gerry McGowan said, “We are and continue to be fully committed to the merger with Westinghouse Solar.  Our collaborative efforts over the past few months, in our Italian commercial project joint venture, our EPC project in New Jersey, and the distribution of modules through Harvey Norman in Australia, should attest to our unwavering dedication to the proposed merger. CBD has already applied for listing on the NASDAQ stock exchange and, if approved, the merged entity will be listed on NASDAQ. We fully support Westinghouse Solar’s decision.”

The transition to the OTCQB Marketplace does not change the company’s obligation to file periodic and other reports with the Securities and Exchange Commission under applicable federal securities laws. In addition, the transition of Westinghouse Solar’s stock to the OTCQB Marketplace will have no effect on the shares themselves.  Westinghouse Solar’s shareholders remain owners of the common stock and will be able to trade the stock on the OTCQB Marketplace as of September 6, 2012.

Operated by OTC Markets Group Inc., the OTCQB is a market tier for OTC traded companies that are registered and reporting with the Securities and Exchange Commission. The Company’s common stock will continue to trade under the “WEST” symbol on the computerized OTCQB system.

CBD and Westinghouse Solar are diligently working toward completion of the Form F-4 Registration Statement and Proxy, planned to be filed later this month with the Securities and Exchange Commission. The companies anticipate merger closing in January 2013. CBD has applied for listing on the NASDAQ Stock Exchange, to be effective on or before the consummation of the merger. CBD intends to delist from the ASX subject to shareholder approval and upon merger closing.

About Westinghouse Solar: (WEST) Founded in 2001, Westinghouse Solar is a designer and manufacturer of solar power systems. In 2007, Westinghouse Solar pioneered the concept of integrating the racking, wiring and grounding directly into the solar panel. This revolutionary solar panel, originally branded "Andalay", quickly won industry acclaim. In 2009, the company again broke new ground with the first integrated AC solar panel, reducing the number of components for a rooftop solar installation by approximately 80 percent and lowering labor costs by approximately 50 percent. This AC panel, which won the 2009 Popular Mechanics Breakthrough Award, has become the industry's most widely installed AC solar panel. A new generation of products named "Instant Connect" has just been introduced and is expected to achieve even greater market acceptance. Award-winning Westinghouse Solar Power Systems provide the best combination of safety, performance and reliability, while backed by the proven quality of the Westinghouse name. For more information on Westinghouse Solar, visit www.westinghousesolar.com.

The Westinghouse Solar logo is available at:
http://www.globenewswire.com/newsroom/prs/?pkgid=7708

About CBD Energy: (ASX:CBD)

CBD is Australia's emerging leader in renewable energy, enabling the efficient use of renewable energy for utilities, businesses and households through operations in wind, solar, energy storage and engineering. It has become one of the largest non-utility suppliers and installers of solar energy generation equipment for both large- and domestic-scale operation in Australia. Utilizing its globally-competitive supply chain, CBD is also currently developing and profitably installing solar projects in Europe and Southeast Asia, both directly and through joint ventures.  For more information on CBD, visit http://www.cbdenergy.com.au/.

Forward-Looking And Cautionary Statements — Safe Harbor

This press release contains forward-looking statements, including with respect to stock exchange listing status, timing of merger closing, and implementation and effects of the proposed business combination between Westinghouse Solar and CBD.  Those statements and statements made in this release that are not historical in nature, including those related to future earnings, business diversification, achievement of cashflow and profitability, in future periods, constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as "expects," "projects," "plans," "will," "may," "anticipates," believes," "should," "intends," "estimates," and other words of similar meaning. These statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. These statements are subject to risks and uncertainties that cannot be predicted or quantified, and CBD and Westinghouse Solar caution that actual results may differ materially from those expressed or implied by such forward-looking statements. These statements are subject to the following risks and uncertainties: difficulties, delays, unexpected costs or the inability to consummate the proposed merger between CBD and Westinghouse Solar and other transactions referred to in this communication and those described in the documents that Westinghouse Solar files with the U.S. Securities and Exchange Commission, as well as risks associated with the inherent uncertainty of future financial results, additional capital financing requirements, and development and introduction of new products by CBD, Westinghouse Solar or their respective competitors, uncertainties in the timing of availability and manufacturing volumes of products from suppliers, the effectiveness, profitability, and marketability of new products, the ability to protect and defend proprietary rights and information, the impact of current, pending, or future legislation, regulation and incentive programs on the solar power industry, the impact of competitive products or pricing, technological changes, and the effect of general economic and business conditions. All forward-looking statements included in this communication are made as of the date of this communication, and neither CBD nor Westinghouse Solar assumes any obligation to update any such forward-looking statements, whether as a result of new information, future events or otherwise.

Statement Regarding Additional Information That Will Become Available

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The publication or distribution of this communication may, in some countries, be restricted by law or regulation. Accordingly, persons who come into possession of this document should inform themselves of and observe these restrictions. To the fullest extent permitted by applicable law, CBD, Westinghouse Solar and their respective affiliates disclaim any responsibility or liability for the violation of such restrictions by any person.

This communication is being made in respect of a proposed merger involving CBD and Westinghouse Solar. In connection with the proposed merger, CBD and Westinghouse Solar will file with the U.S. Securities and Exchange Commission (the "SEC") a Registration Statement on Form F-4 containing a proxy statement/prospectus, and each of CBD and Westinghouse Solar may file with the SEC other documents regarding the proposed merger. CBD will provide disclosure and arrange for solicitation of the votes of its shareholders in accordance with Australian regulations. Such documents are not currently available. BEFORE MAKING AN INVESTMENT OR VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER FILED DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain a copy of the Registration Statement on Form F-4 containing a proxy statement/prospectus (when available) and all other documents filed with the SEC by CBD and Westinghouse Solar free of charge at the SEC's website at www.sec.gov. Investors and security holders may also obtain copies of these documents, free of charge, from Westinghouse Solar by directing a request to Westinghouse Solar, Attention: Margaret Randazzo, (408) 402-9400, or by going to Westinghouse Solar's website at www.westinghousesolar.com. Additionally, investors may obtain copies of these documents, free of charge, from CBD by going to CBD's website at www.cbdenergy.com.au/.

Participants in the Merger Solicitation

Westinghouse Solar and CBD, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed merger and related matters. Information regarding Westinghouse Solar's directors and executive officers is contained in Westinghouse Solar's annual report on Form 10-K, filed with the SEC on March 16, 2012, and amendment on Form 10-K/A, filed with the SEC on March 26, 2012. Information regarding CBD's directors and executive officers is contained in CBD's statement on Schedule 13D, filed with the SEC on January 9, 2012 (as amended to date). Additional information regarding the interests of such potential participants will be included in the Registration Statement on Form F-4 containing a proxy statement/prospectus and the other relevant documents filed with the SEC (when available).  Investors can also obtain free copies of these documents from CBD and Westinghouse Solar using the contact information above.

FOR WESTINGHOUSE SOLAR:

Investor Relations Contact
Matt Selinger
Partner
Genesis Select
(303) 415-0200
mselinger@genesisselect.com

Company Contact:
Margaret Randazzo
Chief Executive Officer
Westinghouse Solar
(408) 402-9400
mrandazzo@westinghousesolar.com

FOR CBD ENERGY:

United States
Company Contact:
James Greer, SVP USA
CBD Energy – US Office
(917) 714-4791
james.greer@cbdenergy.com.au

Australia
Media and Investor Relations Contact
Ian Westbrook
Westbrook Financial Communications
(61) 407 958 137
ian@westbrookfin.com.au